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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2005
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                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 16, 2005, Emrise Corporation (the "Company") issued a press release announcing its results of operations for the three and six months ended June 30, 2005. A copy of the press release is included in Item 9.01 of this Form 8-K.

         The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States ("GAAP").
However, Exhibit 99.1 contains a discussion and pro forma summary of non-GAAP adjustments to the Company's condensed consolidated statements of operations for the three and six months ended June 30, 2005. The non-GAAP adjustments consisted of the exclusion from the Company's operating results for the second quarter of 2005 of certain non-recurring expenses and the inclusion in the Company's operating results for the same period of certain revenue related to the delivery of products by the Company's newly-acquired
U.K. subsidiary, Pascall Electronics Ltd. ("Pascall"), to a customer of Pascall.

         These non-GAAP adjustments constitute "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Company believes the presentation of these non-GAAP financial measures provides useful information to investors. By excluding the effects of the non-recurring items, investors may more easily compare the Company's financial performance from period to period. The Company included in revenues for the second quarter 2005 the sale of certain items previously recorded as "bill and hold" inventory. The Company's decision to include this revenue is based in large part on the fact that from a business and legal perspective the Company sold the items (i.e., the customer took title to the goods and paid for the item). For business reasons, the customer requested that the Company allow the customer to return the items to Pascall for storage. Under the terms of a separate agreement, Pascall agreed to store the items. These non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
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       Not applicable.

(b)    Pro Forma Financial Information.
       --------------------------------

       Not applicable.

(c)    Exhibits.
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   Number        Description
   ------        -----------

    99.1    Press release dated August 16, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2005

                                  EMRISE CORPORATION

                                  By: /s/ RANDOLPH D. FOOTE
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                                      Randolph D. Foote, Chief Financial Officer

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